                                                                    EXHIBIT 10.9

               [LETTERHEAD OF COMMUNICATIONS INSTRUMENTS, INC.]



November 21, 1994



Mr. David Henning
740 Ruskin Drive
Elk Grove Village, IL  60067


                   SUBJECT:  EMPLOYMENT OFFER
                             ----------------

Dear David:

        We are most pleased to set forth the following terms of CII's offer of employment to you:

I.      TITLE:  VICE-PRESIDENT OF FINANCE
        -----

II.     REPORT TO:  RAMZI DABBAGH, PRESIDENT
        ---------

III.    RESPONSIBILITIES:
        ----------------

        1) Direct responsibility for all Finance, Accounting, and MIS functions.

        2) Assistance in the development of business plans and P&L for the corporation.

IV.     COMPENSATION:
        ------------

        1)  BASE SALARY:  $100,000 PER YEAR
            -----------

        2)  AUTO ALLOWANCE:  $6,000 PER YEAR
            --------------

        3)  SPECIAL:  Review base salary after six (6) months
            -------
                      employment. The intention is to provide a reasonable base salary increase providing first 6 month objectives are met.

        4)  INCENTIVE:  Participation in the Executive Bonus Plan
            ---------                        --------------------
                        starting in 1995.

V.      STOCK OPTIONS:
        -------------

        1)  Entitled to acquire 1/2% (5,000 shares) of the Common
            Stock of CII after your first year of employment pro-vided your first year's objectives are met.

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        2)  Entitled to acquire an additional 1/2% (5,000 shares)
            of the Common Stock of CII after your second year of employment provided your second year objectives are met.

        3) If more Common Stock becomes available you will be entitled to acquire additional shares based on meeting employment objectives.

        4)  Cost and payment plan to be worked out.

VI.     EMPLOYMENT AGREEMENT
        --------------------

        1) Rolling Twelve (12) Month Employment Agreement with annual salary review consistent with company policy and guidelines.

VII.    RELOCATION EXPENSES
        -------------------

        1)  First six (6) months:
            --------------------

            * Reasonable temporary living and travel expenses for yourself and your immediate family up until permanent residence is established.

        2)  Second six (6) months:
            ---------------------

            * Reasonable travel expenses for yourself and your immediate family.

VIII.   MOVING EXPENSES
        ---------------

        1)  HOUSE
            -----

            * Reimbursement of actual real estate commissions if house is sold on or before December 31, 1995.

        2)  MOVING EXPENSES
            ---------------

            * Actual reasonable costs of moving expenses and belongings to the Asheville area, plus $2,500.00 settle-in allowance, or if belongings are not moved, $7,500.00 settle-in allowance.

IX.     OTHER
        -----

        1) Entitled to receive other standard published benefits of CII in effect as of the day of your employment, and that may be added thereafter. These benefits include major medical, dental, holidays, vacations, 401(K), life and disability insurance.

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        2)  CII will acquire a lap-top computer and printer at
            reasonable cost for your business use while travelling and at your residence.

        3) Special unpaid time-off allowance from January 23-27, 1995 to accommodate your previously planned vacation.

X.      STARTING DATE
        -------------

        1)  MONDAY, DECEMBER 5, 1994
            ------------------------

XI.     OFFER EXPIRATION
        ----------------

        1)  WEDNESDAY, NOVEMBER 30, 1994
            ----------------------------


         David, we are convinced that this move and change in position is important for you at this point in your career. CII is growing and our future is very exciting indeed. We believe that your knowledge and experience will add much value to our business. We are most excited about this mutually rewarding association.

Sincerely,



/s/ Ramzi A. Dabbagh
- ----------------------------------
Ramzi A. Dabbagh, President




/s/ G. Dan Taylor
- ----------------------------------
G. Dan Taylor, Executive V.P.





/s/ Mike Steinback
- ----------------------------------
Mike Steinback, V.P. of Operations




ACCEPTED:  /s/ David Henning                    11-23-94
- --------   --------------------------------     --------------------
           DAVID HENNING                        DATE


/ss

HENNING.WPF